UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):

March 28, 2006

HIGHLAND HOSPITALITY CORPORATION

(Exact name of registrant as specified in charter)

Maryland	001-31906	57-1183293
(State or Other Jurisdiction of Incorporation	(Commission File Number)	(I.R.S. Employer
or Organization of Registrant)		Identification No.)

8405 Greensboro Drive, Suite 500, McLean, Virginia 22102

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (703) 336-4901

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sale of Equity Securities.

On March 28, 2006, Highland Hospitality Corporation (the “Company”) issued 621,942 shares of its common stock to Friedman, Billings, Ramsey & Co., Inc. (“FBR”) upon the exercise by FBR of warrants issued to FBR in December 2003. The Company contributed $6,219,420, representing the proceeds to the Company from the exercise, to Highland Hospitality, L.P., its operating partnership, in exchange for an additional 621,942 units of limited partnership.

The issuance of the common stock to FBR was made in reliance upon the exemption provided by Section 4(2) of the Securities Act of 1933. The common stock issued to FBR has been registered for resale pursuant to a registration statement on Form S-3 (SEC File No. 333-121339).

SIGNATURE

Pursuant to requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Highland Hospitality Corporation

Date: March 31, 2006	By:	/s/ Douglas W. Vicari
Douglas W. Vicari
Executive Vice President, Chief Financial Officer and Treasurer